UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.              )

Filed by the Registrant ☑
Filed by a Party other than the Registrant 
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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MERGE HEALTHCARE INCORPORATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice of Availability of Proxy Materials for the Stockholder Meeting of

MERGE HEALTHCARE INCORPORATED

To Be Held On:

June 2, 2011

200 East Randolph Street, Chicago, Illinois 60601

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before May 24, 2011.

Please visit www.merge.com/annualmeeting/, where the following materials are available for view:

•	Notice of Annual Meeting of Stockholders and Proxy Statement

•	Form of Electronic Proxy Card

•	Annual Report on Form 10-K

TO REQUEST MATERIAL:	E-MAIL: shareholderinfo@merge.com TELEPHONE: (262) 367-0700 or (877) 446-3743 WEBSITE: http://www.merge.com/investor/request.asp
TO VOTE:
ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

1. Elect seven (7) individuals to serve as Directors until the next annual meeting of Stockholders or otherwise as provided in the Company's Bylaws.`	2.	Approve the amendment to the Merge Healthcare Incorporated 2005 Equity Incentive Plan to increase the number of shares of Common Stock authorized for issuance thereunder by 3,000,000 shares.
NOMINEES: Dennis Brown Justin C. Dearborn Michael W. Ferro, Jr. Gregg G. Hartemayer Richard A. Reck Neele E. Stearns, Jr. Jeffery A. Surges	3.	Ratify the Company's appointment of the firm BDO USA, LLP as the Company's independent registered public accounting firm for the 2011 fiscal year.
	4.	To conduct an advisory vote on the compensation of our Named Executive Officers.
	5.	To conduct an advisory vote on the frequency of including future advisory votes on the compensation of our Named Executive Officers.
	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof.
	The Board of Directors recommends a vote FOR all director nominees and FOR proposal numbers two through four, and FOR three years for proposal five.
Please note that you cannot use this notice to vote by mail.